                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                          -------------------------

                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                                JULY 30, 1997
                        ------------------------------
                              (Date of Report)

                           STAR TECHNOLOGIES, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

           DELAWARE                      0-13318                93-0794452
-----------------------------     ---------------------    -------------------
(State or Other Jurisdiction      (Commission File No.)       (IRS Employer
      of Incorporation)                                    Identification No.)

                   515 SHAW ROAD, STERLING, VIRGINIA 20166
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      (Address of principal executive offices)                (Zip Code)

                                (703) 689-4400
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             (Registrant's telephone number, including area code)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         1.      ACQUISITION OF ASSETS FROM INTRAFED, INC.

         On July 30, 1997, Star Technologies, Inc. (the "Company"), through a newly-created operating subsidiary, PowerScan, Inc. ("PowerScan"), acquired intellectual property and certain other assets from Intrafed, Inc. ("Intrafed"), a provider of leading-edge software for high-speed, high-volume document capture and processing. Under the terms of the acquisition, PowerScan purchased intellectual property related to the PowerScan(R) and StageWorks(R) software products, and certain related fixed assets, inventory, contracts and licenses, and assumed certain liabilities, including those under customer maintenance contracts, for an aggregate consideration of $1.9 million in cash and up to 2.6 million shares of the Company's common stock. A portion of the stock consideration will be issued to Intrafed based upon the future performance of PowerScan, which will further develop and market the document capture and processing products acquired from Intrafed. The 1.3 million shares of the Company's common stock issued at the closing are being held in escrow to secure Intrafed's indemnification obligations to PowerScan under the Asset Purchase Agreement between PowerScan and Intrafed (the "Asset Purchase Agreement"). In connection with the acquisition, Intrafed's founder, John R. Meshinsky, has been appointed executive vice president of the Company, president of PowerScan and a member of the Company's and PowerScan's boards of directors. In addition, other key Intrafed management executives and employees have been employed by PowerScan. The amount of consideration paid in connection with the acquisition was determined in arms-length negotiations between the Company, PowerScan and Intrafed. PowerScan's cash obligations related to the acquisition were funded through inter-company transfer from the Company's cash reserves. The foregoing description of the acquisition of certain assets from Intrafed is qualified in its entirety by reference to the copy of the Asset Purchase Agreement filed as an Exhibit to this Current Report on Form 8-K.

         2. DISPOSITION OF THE COMPANY'S MEDICAL IMAGE MANAGEMENT SYSTEMS TECHNOLOGY

         On July 30, 1997, the Company sold its Medical Image Management Systems including the Star Image Management Server and Film Image Scan System software, to CompuRAD, Inc. ("CompuRAD"). The Company received 100,000 shares of





CURRENT REPORT ON FORM 8-K - STAR TECHNOLOGIES, INC.                     PAGE 1
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CompuRAD's common stock valued on the transaction date at $575,000.  In addition, the Company will receive up to $850,000 in cash based on future software sales for a five-year period. The Company is entitled to immediate demand and piggy-back registration rights with respect to the CompuRAD common stock it received in the transaction. The amount of consideration received in connection with this disposition was determined in arms-length negotiations between the Company and CompuRAD. The sale was part of the Company's strategic direction to refocus its business from the medical imaging market to the broader document imaging market. The foregoing description of the disposition of certain technology of the Company to CompuRAD is qualified in its entirety by reference to the copy of the Technology Purchase Agreement between the Company and CompuRAD, dated July 30, 1997, filed as an Exhibit to this Current Report on Form 8-K.

ITEM 7.          FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                 EXHIBITS

                 (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

Audited Financial Statements of Intrafed for the years ended December 31, 1996 and December 31, 1995 will be filed as soon as practicable and no later than 60 days from the date of this Current Report on Form 8-K.

Unaudited Balance Sheet of Intrafed dated as of June 30, 1997 and the Unaudited Statements of Operations for the six months ended June 30, 1997, and June 30, 1996 will be filed as soon as practicable and no later than 60 days from the date of this Current Report on Form 8-K.

                 (b)      PRO FORMA FINANCIAL INFORMATION.

Pro Forma Financial Statements for the Company following the acquisition by PowerScan of certain assets from Intrafed and the sale by the Company of certain technology to CompuRAD are not yet available and will be filed as soon as practicable and no later than 60 days from the date of this Current Report on Form 8-K.

                 (c)      EXHIBITS.

2.1 Asset Purchase Agreement dated July 30, 1997 between PowerScan, Inc. and Intrafed, Inc.

CURRENT REPORT ON FORM 8-K - STAR TECHNOLOGIES, INC.                     PAGE 2

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2.2      Employment Agreement dated July 30, 1997 between Star Technologies,
         Inc., PowerScan, Inc. and John R. Meshinsky

2.3 Technology Purchase Agreement dated July 30, 1997 between Star Technologies, Inc. and CompuRAD, Inc.

*23.1    Consent of BDO Seidman, LLP, independent auditors

*27.1    Financial Data Schedule

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*        To be filed by amendment.




CURRENT REPORT ON FORM 8-K - STAR TECHNOLOGIES, INC.                     PAGE 3

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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    STAR TECHNOLOGIES, INC.

Dated:  August 14, 1997             By     /s/ Brenda A. Potosnak
                                         ---------------------------------
                                             Brenda A. Potosnak
                                             Vice President of Finance
                                             and Administration, Secretary,
                                             Treasurer and Chief Financial
                                             Officer




CURRENT REPORT ON FORM 8-K - STAR TECHNOLOGIES, INC.              SIGNATURE PAGE
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                                 EXHIBIT INDEX

EXHIBIT
-------
NUMBER                        DESCRIPTION
------                        -----------

   2.1 Asset Purchase Agreement dated July 30, 1997 between PowerScan, Inc. and Intrafed, Inc.

   2.2 Employment Agreement dated July 30, 1997 between Star Technologies, Inc., PowerScan, Inc. and John R. Meshinsky

   2.3 Technology Purchase Agreement dated July 30, 1997 between Star Technologies, Inc. and CompuRAD, Inc.

 *23.1    Consent of BDO Seidman, LLP, independent auditors

 *27.1    Financial Data Schedule

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*  To be filed by amendment.





CURRENT REPORT ON FORM 8-K - STAR TECHNOLOGIES, INC.              EXHIBIT INDEX